UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2017

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On July 27, 2017, Four Oaks Fincorp, Inc. (OTCQX: FOFN) (the "Company”) issued a press release announcing the results for the second quarter and six months ended June 30, 2017. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the merger involving the Company and United Community Banks, Inc. (“United”). Investors and security holders are urged to carefully review and consider each of United’s and Four Oak’s public filings with the Securities and Exchange Commission (the "SEC"), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by United with the SEC may be obtained free of charge at United’s website at http://www.ucbi.com or at the SEC’s website at http://www.sec.gov. These documents may also be obtained free of charge from United by requesting them in writing to Investor Relations, United Community Banks, Inc., 125 Highway 515 East, Blairsville, Georgia 30514-0398, or by telephone to Investor Relations at (706) 781-2265. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at https://www.fouroaksbank.com, or at the SEC’s website at http://www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to Four Oaks Fincorp, Inc., 6114 US Hwy 301 S, PO Box 309, Four Oaks, NC 27524 Attn: Corporate Secretary, or by telephone to the Corporate Secretary at (919) 963-2177.

United plans to file a registration statement on Form S-4 with the SEC to register the shares of United’s common stock that will be issued to the Company’ shareholders in connection with the proposed merger. The registration statement will include a joint proxy statement of the Company and prospectus of United and other relevant materials in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT OR JOINT PROXY/PROSPECTUS BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive joint proxy statement/prospectus will be sent to the shareholders of the Company seeking the required shareholder approval. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from United or the Company as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Merger Solicitation

United, the Company, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed merger. Information regarding the directors and executive officers of United and their ownership of United common stock is set forth in its 2016 Annual Report on Form 10-K, definitive proxy statement for United’s 2017 annual meeting of shareholders, as filed with the Securities and Exchange Commission on March 24, 2017, and other documents subsequently filed by United with the SEC. Information regarding the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in its definitive proxy statement for the Company’s 2017 annual meeting of shareholders, filed on April 17, 2017, and other documents subsequently filed by the Company with the SEC. Such information will also be included in the registration statement and joint proxy statement/prospectus for the Company’s special meeting of shareholders, which will be filed by United with the SEC. Additional information regarding the interests of such participants will be included in the registration statement and joint proxy statement/prospectus and other relevant documents regarding the proposed merger filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02, including the press release attached as Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 8.01    Other Events.

On July 27, 2017, the Company issued a press release announcing a cash dividend of $0.02 per share payable on or after August 24, 2017, to shareholders of record on August 10, 2017. The full text of the press release is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued on July 27, 2017
99.2	Press Release issued on July 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

By:	/s/ David H. Rupp
David H. Rupp
President and Chief Executive Officer

Date: July 27, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on July 27, 2017
99.2	Press Release issued on July 27, 2017